UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California	92673
(Address of Principal Executive Office)	(Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Sunstone Hotel Investors, Inc., a Maryland corporation (the “Company”) and Sunstone Hotel Partnership, LLC entered into an underwriting agreement dated January 27, 2006 (the “Underwriting Agreement”) between the Company and Citigroup Global Markets Inc., to issue and sell 5,500,000 shares of the Company’s common stock. All shares were offered by the Company and were sold under the Company’s Form S-3 shelf registration statement (File No. 333-130480), as supplemented by the Prospectus Supplement filed January 30, 2006 with the Securities and Exchange Commission. The Underwriting Agreement is attached as Exhibit 1.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The Company hereby files the following exhibits to its Form S-3 shelf registration statement (File No. 333-130480), which was filed on December 20, 2005 and supplemented by a Prospectus Supplement filed on January 30, 2006 or otherwise pursuant to requirements of Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 27, 2006.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.6	Consent of Venable LLP (included in Exhibit 5.1).

23.7	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSTONE HOTEL INVESTORS, INC.

Date: January 31, 2006	By:	/s/ JON D. KLINE
Jon D. Kline Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
1.1	Underwriting Agreement, dated January 27, 2006.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.6	Consent of Venable LLP (included in Exhibit 5.1).

23.7	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).